UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

Commission File Number 000-18730

DARKPULSE, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	87-0472109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

815 Walker Street, Suite 1155, Houston, TX 77002

(Address of principal executive offices)

800-436-1436

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 1.01 of the Current Report on Form 8-K filed on December 5, 2023 (the “Original Form 8-K”) to correct an error to state that the Agreement (as defined below) was entered into but not closed. Items 2.01, 7.01, and 9.01 are also eliminated from the Original Form 8-K. No other changes have been made to the Original Form 8-K.

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Item 1.01	Entry Into A Material Definitive Agreement.

On December 1, 2023 (the “Effective Date”), DarkPulse, Inc., a Delaware corporation (the “Company” or the “Buyer”), entered into the Sale Agreement (the “Agreement”) with Optilan (UK) Limited (in liquidation) incorporated and registered in England and Wales with company number 02715788 (“Optilan” or the “Seller”), and Colin Hardman, Christopher Allen and Gregory Andrew Palfrey, as joint liquidators of the Seller all of Evelyn Partners LLP (the “Joint Liquidators”). Under the Agreement, the Buyer agreed to purchase from the Seller for $65,000 (the “Purchase Price”) all right, title, and interest in the following: (1) shares in Otilan India PVT (India), (2) shares in Optilan Communications & Security Systems Ltd (Turkey), and (3) the “Applicable Intellectual Property Rights,” as defined in the Agreement. The following are excluded from the purchase: (1) any Excluded Intellectual Property Rights, as defined in the Agreement; (2) any cash in hand or at the bank; (3) any real property owned, leased or used by the Seller; (4) all policies of insurance and assurance and any actual or potential claim under such policies or similar contracts or in damages against any third party; (5) the benefit of any actual or potential claim, or right to make a claim, against any person including the proceeds of any litigation; (6) any other shares or other securities owned by the Seller; (7) any stock-in-trade, work-in-progress or raw materials owned by the Seller; and (8) any plant and machinery, including but not limited to any motor vehicles owned or used by the Seller.

After signing the Agreement, the Company and the parties to the Agreement discovered ambiguity in certain language within the Agreement most notably related to (3) “Applicable Intellectual Property Rights” and (1) “Excluded Intellectual Property Rights.” The Company has made a partial payment of $30,000 toward the Purchase Price and is conducting additional due diligence. Once the remaining due diligence is completed, the Company will make the final payment $35,000 and close the acquisitions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DarkPulse, Inc.

Date: May 24, 2024	By:	/s/ Dennis O’Leary
Dennis O’Leary, Chief Executive Officer

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